UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                Investment Company Act file number     811-21247
                                                     ------------------

                      BNY/Ivy Multi-strategy Hedge Fund LLC
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 200 Park Avenue
                               New York, NY 10166
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Joseph Murphy
                              BNY Asset Management
                                 200 Park Avenue
                               New York, NY 10166
                     --------------------------------------
                     (Name and address of agent for service)


       Registrant's telephone number, including area code:  1-212-635-4788
                                                           -----------------

                     Date of fiscal year end:  March 31, 2008
                                              ----------------

                    Date of reporting period:  March 31, 2008
                                              ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT(S) TO STOCKHOLDERS.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:




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BNY/IVY MULTI-STRATEGY             |       Annual Report
HEDGE FUND LLC                     |       March 31, 2008
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                                   |
                                   | ASSET
                               IVY | MANAGEMENT
                                   | CORP.

                     NOTICE OF PRIVACY POLICY AND PRACTICES

BNY/Ivy Multi-Strategy Hedge Fund LLC recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY/Ivy Multi-Strategy Hedge Fund LLC.

COLLECTION OF MEMBER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

      o ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a member's name, address, Social Security number and information about a member's investment goals and risk tolerance;

      o ACCOUNT HISTORY, including information about the transactions and balances in a member's accounts; and

      o CORRESPONDENCE (written, telephonic or electronic) between a member or a member's representative and BNY/Ivy Multi-Strategy Hedge Fund LLC or service providers to BNY/Ivy Multi-Strategy Hedge Fund LLC.

DISCLOSURE OF MEMBER INFORMATION

We may disclose any of the member information we collect to third parties who are not affiliated with BNY/Ivy Multi-Strategy Hedge Fund LLC:

      o as permitted by law - for example, with service providers who maintain or service shareholder accounts for the BNY/Ivy Multi-Strategy Hedge Fund LLC or to a shareholder's broker or agent, to resolve or to protect against member fraud; and

      o to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF MEMBER INFORMATION

We protect member information by requiring service providers to the BNY/Ivy Multi-Strategy Hedge Fund LLC:

      o to maintain policies and procedures designed to limit access to and use of information about members of the BNY/Ivy Multi-Strategy Hedge Fund LLC to those persons who need to know such information to provide services to us; and

      o to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of members of the BNY/Ivy Multi-Strategy Hedge Fund LLC.

THE POLICIES AND PRACTICES DESCRIBED IN THIS NOTICE APPLY TO BOTH CURRENT AND FORMER MEMBERS OF BNY/IVY MULTI-STRATEGY HEDGE FUND LLC. IF WE CHANGE THESE POLICIES AND PRACTICES IN A MANNER THAT AFFECTS THE ACCURACY OF THIS NOTICE, WE WILL NOTIFY OUR MEMBERS.

Dear Member,

We are pleased to send you the annual report for the BNY/Ivy Multi-Strategy Hedge Fund LLC for the year ended March 31, 2008. We have provided an updated analysis since the semi-annual report.

4TH QUARTER 2007

Ivy protected capital well, in what was an extremely challenging environment. We have previously noted our concerns over inflation, global economic growth and the possibility that we had reached an inflection point in the economic cycle. Since then, further financial sector write-downs have done little to ease conditions in the credit markets, exerting further pressure on the consumer and leveraged buyout ("LBO") sectors, with the latter experiencing a number of "deal breaks" in the fourth quarter. Rising unemployment, as well as oil and food price-led inflationary pressures have also been added into the mix, further complicating the situation for policy decision makers.

Following dislocations experienced during the 3rd quarter of 2007, primarily in the quantitative equity and statistical arbitrage strategies, the relative value sector turned in a solid performance for the last quarter of 2007.
Multi-strategy managers with equity, event and credit exposures that were positioned to benefit against a backdrop of elevated risk, a deteriorating housing environment and a slowing economy performed well. Convertible arbitrage strategies had a good quarter, with most of the performance coming from a strong October. New issuance was strong during the quarter with about $27 billion coming to market, bringing the total for 2007 to $95.1 billion, the largest year since 2001. Statistical arbitrage was mixed during the quarter. Performance of managers using long-term relative valuation oriented forecasts had been poor since the beginning of the year, but the added selling pressure going into the end of the year pushed them down further.

The performance of Global equities during the quarter was mixed, with performance skewed by positive outliers, most notably China and India, within the Asia-ex Japan region. A quarter percent cut in interest rates by the U.S. Federal Reserve and some positive momentum at the start of the third quarter earnings season helped bring a brief period of stability to global equity markets in October. However, renewed concerns about credit market contagion and the repercussions on global economic growth caused a sell-off to resume in November, with emerging market equities ironically being seen as an investor safe haven. Financial equities and more specifically, subprime write-downs, remained a focal point as several of the large U.S. investment banks announced news of charges for subprime mortgage exposure, as well as for leveraged buyout guarantees and declining capital from mark-to-market losses.

The more defensive equity managers outperformed higher `beta' managers during the quarter, while effective hedges helped to preserve capital and support the NAV amidst risk aversion. As would be expected during a period of heightened volatility, those managers possessing a shorter term technical trading mentality were able to largely navigate the market, trading around positions and evaluating opportune entry and exit points in stocks. This acted as a good diversifier to the returns of longer term fundamental managers during the quarter.

Ivy's special situations managers generated mixed performance in the fourth quarter admidst growing concerns regarding a slowing global economy and consequently, increasing levels of investor risk aversion. The quarter began strongly for the strategy when benign credit markets and soaring equity markets helped to propel manager returns in October. A number of high profile deals closed over the month, lifting many of Ivy's event driven managers. One of the most widely held names, ABN Amro, was successfully acquired by the Royal Bank of Scotland Group Plc (RBS)-led consortium early in the month and Oracle announced a bid to acquire BEA Systems. However, in November, credit spread widening and an increase in "deal breaks" across the globe created a significantly more challenging environment for managers in the space. Despite the woes in both credit and equity markets, global deal volume in the fourth quarter was $1.1 trillion, making it the third highest quarter in the past 12 years. Distressed managers faired relatively well in what was an uneventful fourth quarter for the space.

A combination of accelerating risk aversion and a flight to quality in the U.S. Treasury markets precipitated the largest monthly spread widening since the summer of 2002 during the quarter. The widening was especially pronounced in the "quality" (BB) end of the high yield spectrum, reflecting the fear of a decreased ability for even the better high yield companies to gain access to funding through the capital markets. Meanwhile, bonds trading at a stressed level steadily rose to $36 billion in November from $3.5 billion in May, despite default rates falling to historically low levels at the end of the year. As a result, market forecasts for defaults are now averaging 2-2.5% for 2008 and close to 4% for 2009. Like the corporate bond markets, the leveraged loan and Asset Backed Securities (ABS) markets came under significant pressure in the second half of the quarter, creating a treacherous set of circumstances for hedge fund managers to navigate.

The performance of Ivy's credit managers was mixed during the quarter. While spread widening and the lack of liquidity in the markets detracted from performance, managers benefited from their short bias in both ABSs and Collateralized Mortgage-Backed Securities (CMBSs), as fundamentals and technical factors continued to weigh on the respective markets. Other managers posted positive returns by efficiently capitalizing upon a brief recovery in loan markets in October, positive carry, and trading orientation.

1ST QUARTER 2008

The first quarter of 2008 was one of the more consistently challenging periods for hedge fund investing in recent memory. Against a backdrop of weakening U.S. economic data, credit markets continued to experience significant dislocations, equity markets weakened dramatically across the globe, and a systematic deleveraging across the financial landscape served to put severe pressure on many asset classes, including traditional equity and fixed strategies. Moreover, the lack of liquidity and unavailability of financing led to the well-publicized demise of many weaker hedge fund managers. The situation became so acute that in March the U.S. Federal Reserve embarked on a dramatic course of action: aggressively cutting rates, coordinating the sale of Bear Stearns after its near-collapse, and providing liquidity to non-depository institutions for the first time since the 1930s.

While the increased  market  volatility  drove small pockets of  outperformance, most mainstream hedge fund strategies experienced strong headwinds over the course of the quarter as market conditions deteriorated and previously profitable investment themes reversed. Ivy was not immune to the market volatility, but we are somewhat comforted that our funds held up well on a relative basis against equity market declines of 10-20%. In many cases, recent portfolio changes designed to reduce market risk and increase diversification were instrumental in guiding portfolios through this period. It is our view that periods like these test the staying power of the marginal investor, and as less stable capital retreats from the markets, greater opportunities are realized by the stronger and more experienced hedge fund investors who can withstand the short term bout of volatility.

Overall, the quarter was a challenging period for Ivy's equity managers and performance was therefore mixed. Ivy's more experienced managers have continued a reappraisal of risk that began late last summer, with many maintaining their more defensive positioning through hedges, increased shorts or cash while the market imbalances continued. In contrast, some of the less tenured managers in our emerging manager funds are experiencing the most challenging environment of their career. Although drawdowns remain within expectations and business risk for these managers remains low, the `choppiness' of the markets has created a very challenging environment for those that focus on longer term fundamentals.

Relative value managers turned in mixed performance over the quarter, as some managers benefited from rising equity volatility while others with more equity and credit sensitive portfolios posted moderate losses.

The strategy most challenged during the quarter was fixed income arbitrage. Several widely held trades in this sector went badly awry during March, particularly an asset swap trade involving Japanese government bonds (JGBs) , the municipal bond versus Treasuries trade and the U.S. yield curve steepening trade. The flattening yield curve in the aftermath of the Bear Stearns bailout, combined with broker-dealer deleveraging and a rallying Yen, created a very difficult situation for many of these yield curve oriented managers.

Given the capital markets' sensitivity to many event driven strategies, it was not surprising that the environment for these managers was challenging throughout the quarter. Due to the difficulties of companies accessing capital through the traditional equity and debt markets, deal activity over the quarter was muted relative to the first quarter of 2007. Furthermore, risk reduction and forced selling by a handful of merger arbitrage, value/event, and distressed investors put additional pressure on the space, causing significant mark to market volatility for participants over the quarter. Another stumbling block over the quarter was the technical dislocation in the leveraged loan markets, which may have created a handful of long term buying opportunities, but also led to painful mark to market losses.

Conditions in the credit markets have been highly challenging and remain so, as a negative feedback loop between the continued credit crunch and deteriorating macro economic conditions made life difficult for many credit-oriented managers. Over the quarter, the Merrill Lynch High Yield Master II Index was down 3.0%, which made it the worst performing quarter since the summer of 2002. The spreads of the U.S. high yield bonds rose by 229 bps, according to Merrill Lynch, which was the largest quarterly widening in over seven years. The lack of liquidity in the various segments of the credit markets was evident, weighing heavily on the price of the related securities. In the high yield markets, the situation was even worse in Europe where several leveraged funds liquidated portfolios to meet client redemptions despite the lack of liquidity in the markets. Against this backdrop, the Merrill Lynch European High Yield Index tumbled 6.2% while the credit spreads widened by 274 bps, which made it the worse performing quarter since the third quarter of 2001.

Due mainly to the challenging market conditions, the performance of Ivy's credit managers was negatively skewed during the quarter. However, there were some bright spots as several managers successfully turned in positive performance over the quarter. Among that group was a credit focused multi-strategy fund, and a more trading oriented, long/short credit manager that posted positive returns on the back of a short bias and superb trading skills.

Thank you for your confidence in the BNY/Ivy Multi-Strategy Hedge Fund LLC.

Sincerely,

/s/ Joseph Murphy
-----------------
Joseph Murphy
President
BNY/Ivy Multi-Strategy Hedge Fund LLC

--------------------------------------------------------------------------------

THE INFORMATION SET FORTH HEREIN HAS BEEN OBTAINED FROM SOURCES BELIEVED TO BE RELIABLE, BUT NEITHER IVY ASSET MANAGEMENT CORP. ("IVY") NOR ITS AFFILIATES ASSUMES ANY RESPONSIBILITY FOR, OR MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED AS TO THE ADEQUACY, ACCURACY OR COMPLETENESS OF ANY INFORMATION CONTAINED HEREIN OR FOR THE OMISSION OF ANY INFORMATION RELATING THERETO AND NOTHING CONTAINED HEREIN SHALL BE RELIED UPON AS A PROMISE OR REPRESENTATION WHETHER AS TO PAST OR FUTURE PERFORMANCE.

THIS REPORT CONTAINS STATEMENTS RELATING TO REGULATORY, ECONOMIC AND MARKET CONDITIONS GENERALLY. ALTHOUGH THESE STATEMENTS HAVE BEEN OBTAINED FROM AND ARE BASED ON SOURCES THAT IVY BELIEVES TO BE RELIABLE, IVY DOES NOT GUARANTEE THEIR ACCURACY AND ANY SUCH INFORMATION MIGHT BE INCOMPLETE OR CONDENSED. THERE IS NO GUARANTEE THAT THE VIEWS AND OPINIONS EXPRESSED IN THIS REPORT WILL PROVE TO BE ACCURATE.

OPINIONS, ESTIMATES AND PROJECTIONS IN THIS REPORT CONSTITUTE THE CURRENT JUDGMENT OF IVY AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE WITHOUT NOTICE. IVY HAS NO OBLIGATION TO UPDATE, MODIFY OR AMEND THIS REPORT OR OTHERWISE NOTIFY A READER THEREOF IN THE EVENT THAT ANY MATTER STATED HEREIN, OR ANY OPINION, PROJECTION, FORECAST OR ESTIMATE SET FORTH HEREIN, CHANGES OR SUBSEQUENTLY BECOMES INACCURATE.

THE SUCCESS OF ANY INVESTMENT ACTIVITY IS AFFECTED BY GENERAL ECONOMIC CONDITIONS, WHICH MAY AFFECT THE LEVEL AND VOLATILITY OF INTEREST RATES AND THE EXTENT AND TIMING OF INVESTOR PARTICIPATION IN THE MARKETS FOR BOTH EQUITIES AND INTEREST-SENSITIVE INSTRUMENTS. UNEXPECTED VOLATILITY OR ILLIQUIDITY IN THE
MARKETS IN WHICH ANY PRODUCT (DIRECTLY OR INDIRECTLY THROUGH DESIGNATED MANAGERS) HOLDS POSITIONS COULD CAUSE THAT PRODUCT TO INCUR LOSSES.

THIS MATERIAL IS BEING PROVIDED TO YOU FOR INFORMATION PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES AND ANY SUCH OFFERING WILL OCCUR ONLY IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THE OFFERING DOCUMENTS OR ANY PROPOSED PRODUCT. THIS MATERIAL IS NOT INTENDED FOR DISTRIBUTION TO, OR USE BY, ANY PERSON OR ENTITY IN ANY JURISDICTION OR COUNTRY WHERE SUCH DISTRIBUTION OR USE WOULD BE CONTRARY TO LOCAL LAW OR REGULATION.

THIS MATERIAL IS NOT INTENDED TO PROVIDE, AND SHOULD NOT BE RELIED UPON FOR, ACCOUNTING, LEGAL OR TAX ADVICE OR INVESTMENT RECOMMENDATIONS. INVESTORS ARE URGED TO SPEAK WITH THEIR OWN TAX OR LEGAL ADVISORS BEFORE ENTERING INTO TRANSACTIONS IN WHICH THE TAX OR LEGAL CONSEQUENCES MAY BE A SIGNIFICANT FACTOR.

AN INVESTMENT IN ANY IVY PRODUCT INVOLVES CERTAIN SIGNIFICANT RISKS, INCLUDING, WITHOUT LIMITATION, LOSS OF ALL OR A SUBSTANTIAL AMOUNT OF CAPITAL, LACK OF LIQUIDITY, USE OF SPECULATIVE AND RISKY INVESTMENT STRATEGIES BY UNDERLYING HEDGE FUND MANAGERS, VOLATILITY OF RETURNS, RESTRICTIONS ON TRANSFERRING INTERESTS, LEVERAGE, SHORT SELLING, ABSENCE OF INFORMATION REGARDING VALUATIONS AND PRICING, COMPLEX STRUCTURES AND DELAYS IN TAX REPORTING, LESS REGULATION THAN REGISTERED INVESTMENT AND AN ADDITIONAL LAYER OF FEES THAT AN INVESTOR WOULD NOT OTHERWISE PAY BY INVESTING DIRECTLY IN HEDGE FUNDS. THESE RISK FACTORS DO NOT PURPORT TO BE A COMPLETE ENUMERATION OR EXPLANATION OF THE RISKS INVOLVED IN AN INVESTMENT. PROSPECTIVE INVESTORS SHOULD READ THE CONFIDENTIAL OFFERING MEMORANDUM OF A PARTICULAR INVESTMENT AND CONSULT WITH THEIR OWN ADVISERS TO ENSURE THAT THEY FULLY UNDERSTAND THE RISKS AND REWARDS OF AN INVESTMENT BEFORE DECIDING WHETHER TO INVEST.

ANY POTENTIAL ELIGIBLE INVESTOR WILL BE PROVIDED WITH OFFERING MATERIALS FOR A PARTICULAR INVESTMENT AND WILL BE PROVIDED AN OPPORTUNITY TO REVIEW THE DOCUMENTATION RELATING TO SUCH AN INVESTMENT. PROSPECTIVE INVESTORS SHOULD REVIEW THE OFFERING MATERIALS, INCLUDING THE RISK FACTORS, BEFORE MAKING A DECISION TO INVEST. IN ADDITION, PROSPECTIVE INVESTORS SHOULD RELY ONLY ON THE INVESTMENT'S OFFERING MATERIALS IN MAKING THEIR INVESTMENT DECISION.

DISTRIBUTION OF THIS MATERIAL TO ANY PERSON OTHER THAN THE PERSON TO WHOM THIS MATERIAL WAS ORIGINALLY DELIVERED AND TO SUCH PERSON'S ADVISORS IS UNAUTHORIZED AND ANY REPRODUCTION OF THIS MATERIAL, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS, WITHOUT THE PRIOR CONSENT OF IVY IS EXPRESSLY PROHIBITED.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 FINANCIAL STATEMENTS AND OTHER INFORMATION
--------------------------------------------------------------------------------
 For the Year Ended March 31, 2008


 CONTENTS

 Management Discussion & Analysis.........................................   1
 Portfolio Summary........................................................   4
 Financial Statements:
   Schedule of Investments................................................   5
   Statement of Assets, Liabilities and Members' Capital..................   8
   Statement of Operations................................................   9
   Statements of Changes in Members' Capital..............................  10
   Statement of Cash Flows................................................  11
   Notes to the Financial Statements......................................  12

 Report of Independent Registered Public Accounting Firm..................  21
 Managers and Officers (unaudited)........................................  22


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

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR THE FUND DURING THE PERIOD OF OCTOBER 2007 THROUGH MARCH 2008?

The past six months have been amongst the more difficult hedge fund investing periods in recent memory. Against a backdrop of weakening U.S. economic data, credit markets continued to experience significant dislocations, equity markets weakened dramatically across the globe, and a systematic deleveraging across the financial landscape served to put severe pressure on many asset classes, including traditional equity and fixed income strategies. Moreover, the lack of liquidity and unavailability of financing led to the well publicized demise of many weaker hedge fund managers. The situation became so acute that in March the U.S. Federal Reserve embarked on a dramatic course of action: aggressively cutting rates, coordinating the sale of Bear Stearns after its near-collapse, and providing liquidity to non-depository institutions for the first time since the 1930s.

In addition to difficult technical conditions, the overriding market concern from a fundamental perspective continued to be the state of the U.S. economy as investors witnessed mounting evidence that the U.S. economy was headed for its first recession since 2001. The clearest sign was observed in the labor markets, as the Department of Labor reported that non-farm payrolls unexpectedly fell 63,000 in February (and later revised downward to negative 76,000), a significantly worse figure than the consensus estimate of positive 23,000. The economic implications of the deteriorating labor markets became evident in the University of Michigan consumer confidence index, which fell to 70.5 in the month of February, approaching its sixteen year low. In addition, weakness in the housing markets continued to weigh heavily on the U.S. economy, as the S&P/Case Shiller Index of home prices was reported to have fallen an additional 10.7%. Weak employment, declining residential real estate values, and increasing energy and food prices continue to restrain the U.S. consumer, who is responsible for 70% of GDP according to data from U.S. Bureau of Economic Analysis. Overall, the picture for the world's largest economy remained poor, a situation we do not expect to materially improve over the near term.

The resulting surge in volatility, absence of liquidity, and technical pricing pressures caused many hedge funds to experience significant losses during the period. However, we were pleased with the performance of the Fund which weathered this storm, and largely protected capital during this difficult period.

GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

The Fund posted performance of 0.56% (net of fees and expenses) over the last 12 months. The Hedge Fund Research, Inc. ("HFRI") Fund of Funds Composite Index posted 2.5% and the S&P 500 returned -5.1% over the same period.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

WHAT SPECIFIC FACTORS ACCOUNT FOR THE FUND'S PERFORMANCE FOR THE OCTOBER 2007 THROUGH MARCH 2008?

Over the six month period, strong performance was generated across relative value multi-strategy managers as they took advantage of the increase in volatility and opportunities created by various dislocations during the period. Short exposure to both the financials sector as a whole and to subprime-linked securities was also profitable.

Overall equity managers protected capital well during the tail end of 2007, however, in the period from January 2008 to March 2008, the negative tone in equity markets was felt across almost all sectors of the Russell 2000 Index, and in the absence of positive fundamentals, technicals took center stage. The quarter marked a period of sector rotation as some of the worst performing sectors in 2007 were some of the stronger performing sectors in the first quarter, which did not help those U.S. and Global managers maintaining a long-term short posture in these areas. The primary example of this phenomenon was the financial sector, which rallied after the Bear Stearns bailout and other Fed actions, despite the continued write-downs by banks and the overall poor fundamental outlook for the industry. In addition, traditionally defensive sectors offered little respite to generalists and specialists, with these areas prone to profit-taking after a strong run. During this period the technology focused equity manager maintaining a net long exposure to the sector tended to underperform, as did our European managers in the wake of a de-emphasis on fundamentals.

The Event Driven strategy faced increasing headwinds during the period. Credit spread widening and an increase in "deal breaks" across the globe created a significantly more challenging environment for managers in the space. The swift spread widening and increase in deal breaks were driven by a number of factors, primary among them deteriorating forecasts for underlying business profitablilty due to the worsening environment. In additon, higher funding costs because of a tighter credit market negatively impacted many deals worldwide.

Against a backdrop of intense volatility and illiquidity in credit markets, the Fund's credit managers protected capital well during the past six months. One manager's overall net short positioning in sectors such as newspapers, publishing, communications, media, paper, and packaging was additive as credit markets remained under stress and credit spreads generally widened during the period.

HOW DID THE FUND'S COMPOSITION CHANGE DURING THIS PERIOD?

We have increased the Fund's weighting towards multi-strategy relative value managers and trimmed some of the Fund's U.S. and technology focused equity exposure. Outside of this we have reduced the portfolio's allocation to credit and event driven strategies.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

WHAT IS THE STRATEGIC OUTLOOK FOR THE NEXT TWELVE MONTHS?

The capital markets and hedge fund investing environment have shifted dramatically over the past year. We are now firmly in an environment of investor risk aversion, heightened market volatility and increased performance dispersion among asset classes and investment strategies. In response to this shift, we have actively moved capital away from those strategies with higher market exposure and those facing strong headwinds. Overall, these changes have served the portfolio well. On a forward-looking basis, we continue to emphasize in our research managers and strategies that can take advantage of higher volatility levels. Successful hedge fund investing is not only about protecting capital, but also producing superior risk/adjusted returns over the long term. We feel Ivy's two decades of hedge fund investing experience, combined with our size, stability and global resource base are all important factors that enable us to navigate these challenging periods.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
 March 31, 2008 (Unaudited)

 INCEPTION DATE                       PORTFOLIO STATISTICS
 4/1/2003                             Members' Capital ($million): $170.5


 SECTOR BREAKDOWN*

        31.7% Relative Value
        31.2  Equity
        27.8  Event Driven
         9.2  Money Market Fund
         2.6  Credit
       -----
       102.5  Total Investments in Portfolio Funds
        (2.5) Liabilities in Excess of Other Assets
       -----
       100.0% Members' Capital
       =====




--------------------------------------------------------------------------------
 * As a percentage of members' capital.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
 March 31, 2008

                                          Initial
                                        Acquisition                 Fair
 Portfolio Funds - 93.3%                   Date        Cost         Value        Liquidity*
                                           ----        ----         -----        ---------
 RELATIVE VALUE - 31.7%

 Multi-Strategy - 28.9%

 Aristeia Partners, LP                    2/01/08    $5,000,000    $4,959,207    Annually
 Basso Multi-Strategy Fund, LP           12/01/07     4,000,000     3,862,159    Quarterly
 Discovery Global Opportunity
   Partners, LP, Class A                  5/01/07     1,000,000     1,342,781    Semi-annually
 Elliot Associates, LP                    4/01/03     4,600,000    10,137,065    Semi-annually
 HBK Fund, LP, Class C                    4/01/07     2,235,870     2,136,290    Quarterly
 Investcorp Interlachen
   Multi-Strategy Fund LLC+               2/01/08     5,000,000     5,259,458    Quarterly
 OZ Domestic Partners II, LP              2/01/04     4,650,000     7,842,075    Annually
 Stark Investments, LP++                  4/01/03     5,300,000     8,332,949    Annually
 SuttonBrook Capital Partners, LP         1/01/07     5,500,000     5,470,372    Quarterly
                                                     ----------    ----------
                                                     37,285,870    49,342,356
                                                     ----------    ----------

 Statistical Arbitrage - 2.8%

 Bogle Investment Fund, LP               10/01/07     5,000,000     4,811,068    Quarterly
                                                     ----------    ----------
 Total Relative Value                                42,285,870    54,153,424
                                                     ----------    ----------

 EQUITY - 31.2%

 GLOBAL - 2.5%

 Kingdon Associates                       4/01/04     1,500,000     4,360,494    Quarterly
                                                     ----------    ----------

 REAL ESTATE - 4.2%

 Wesley Capital QP, LP                   10/01/05     5,500,000     7,224,536    Quarterly
                                                     ----------    ----------

 TECHNOLOGY - 3.1%

 Criterion Institutional Partners, LP    10/01/05     2,150,000     5,259,917    Quarterly
                                                     ----------    ----------

 UNITED STATES - 21.4%

 Cobalt Partners, LP                      1/01/07     3,250,000     3,713,002    Semi-annually
 Eminence Partners, LP+                   1/01/07     3,250,000     3,758,081    Semi-annually
 JANA Partners Qualified, LP, Class A    10/01/06     5,500,000     5,935,096    Quarterly

--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------
 March 31, 2008

                                          Initial
                                        Acquisition                 Fair
 PORTFOLIO FUNDS (CONTINUED)               Date        Cost         Value        Liquidity*
                                           ----        ----         -----        ---------
 EQUITY (CONTINUED)

 UNITED STATES (CONTINUED)

 Perry Partners, LP                       4/01/03    $4,700,000    $7,985,983    Annually
 Pershing Square, LP, Option 1            8/01/06     6,500,000     8,912,634    Annually
 PFM Diversified Fund, LP, Class A        1/01/05     3,600,000     6,127,485    Quarterly
                                                     ----------    ----------
                                                     26,800,000    36,432,281
                                                     ----------    ----------
 TOTAL EQUITY                                        35,950,000    53,277,228
                                                     ----------    ----------

 EVENT DRIVEN - 27.8%

 DISTRESSED - 13.1%

 Cerberus Partners, LP                    4/01/03     3,650,000     7,848,936    Semi-annually
 King Street Capital, LP++                4/01/03     3,600,000     7,970,217    Quarterly
 Longacre Capital Partners (QP), LP       4/01/03     2,600,000     6,463,998    Quarterly
                                                     ----------    ----------
                                                      9,850,000    22,283,151
                                                     ----------    ----------

 MULTI-STRATEGY-SPECIAL SITUATIONS - 14.7%

 Davidson Kempner Partners                4/01/03     4,700,000     7,693,997    Annually
 Deephaven Event Fund LLC                11/01/05     1,761,239     2,989,338    Annually
 Mason Capital, LP                        1/01/08     4,500,000     4,417,389    Annually
 Merced Partners Limited Partnership++    4/01/03     1,950,000     3,755,910    Annually
 Scoggin Capital Management, LP II        2/01/06     4,550,000     6,195,764    Annually
                                                     ----------    ----------
                                                     17,461,239    25,052,398
                                                     ----------    ----------
 TOTAL EVENT DRIVEN                                  27,311,239    47,335,549
                                                     ----------    ----------

 CREDIT - 2.6%

 LONG / SHORT CREDIT - 2.6%

 Feingold O'Keeffe Capital I, LP          3/01/05     3,700,000     4,373,437    Quarterly
                                                     ----------    ----------

 TOTAL INVESTMENTS IN PORTFOLIO FUNDS - 93.3%       109,247,109   159,139,638
                                                    -----------   -----------

 MONEY MARKET FUND - 9.2%

 Federated Prime Obligations Fund - 3.13%**          15,591,386    15,591,386
                                                    -----------   -----------


--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------
 March 31, 2008

                                                                      Fair
                                                       Cost           Value
                                                       ----           -----
 Total Investments - 102.5%                         $124,838,495   $174,731,024
 Liabilities in Excess of Other Assets - (2.5)%                      (4,237,016)
                                                                   ------------
 Members' Capital - 100.0%                                         $170,494,008
                                                                   ============








--------------------------------------------------------------------------------
 * Available frequency of redemption after initial lock-up period. Other liquidity restrictions may apply. See Note 5.

 ** Represents annualized 7-day yield at March 31, 2008.

 + Liquidity restricted. See Note 5.

 ++ A portion of this Portfolio Fund is held in side pockets, which have restricted liquidity. See discussion in Note 5 to the financial statements.

 Detailed information about the Portfolio Funds is not available. The percentage shown for each investment strategy reflects the value in total category as a percentage of members' capital.

See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL
--------------------------------------------------------------------------------
 March 31, 2008


 ASSETS
 Investments, at fair value (cost $124,838,495)             $ 174,731,024
 Receivable for Portfolio Funds sold                            2,114,582
 Prepaid assets                                                    47,604
 Interest receivable                                               28,900
                                                            -------------
   TOTAL ASSETS                                               176,922,110
                                                            =============

 LIABILITIES
 Contributions received in advance                              5,855,000
 Management fee payable                                           220,853
 Administration fee payable                                       106,095
 Accrued expenses and other liabilities                           246,154
                                                            -------------
   TOTAL LIABILITIES                                            6,428,102
                                                            -------------
 NET ASSETS                                                 $ 170,494,008
                                                            =============

 MEMBERS' CAPITAL REPRESENTED BY:
 Net capital contributions                                  $ 120,601,479
 Net unrealized appreciation of investments                    49,892,529
                                                            -------------
                                                            $ 170,494,008
                                                            =============


--------------------------------------------------------------------------------
See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
 For the Year Ended March 31, 2008

 INVESTMENT INCOME
    Interest                                                $     455,558
                                                            -------------

 EXPENSES
   Management fees                                              2,599,059
   Investor servicing fees                                        570,535
   Professional fees                                              449,506
   Administration fees                                            433,236
   Board of Managers fees                                         108,519
   Insurance                                                       84,078
   Printing                                                        79,975
   Registration fees                                               39,051
   Credit Facility fees                                            28,426
   Miscellaneous                                                   46,278
                                                            -------------
   TOTAL EXPENSES                                               4,438,663
                                                            -------------

   NET INVESTMENT LOSS                                         (3,983,105)
                                                            -------------

 REALIZED AND UNREALIZED GAIN ON INVESTMENTS

 Net realized gain on investments                               1,950,418
 Net change in unrealized appreciation on investments           3,456,924
                                                            -------------
 Net realized and unrealized gain on investments                5,407,342
                                                            -------------

 NET INCREASE IN MEMBERS' CAPITAL RESULTING
   FROM OPERATIONS                                          $   1,424,237
                                                            =============


--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                               FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              MARCH 31, 2008     MARCH 31, 2007
                                                              --------------     --------------
 FROM OPERATIONS
    Net investment loss                                       $ (3,983,105)      $  (3,993,144)
    Net realized gain on investments                             1,950,418           3,952,857
    Net change in unrealized appreciation on
      investments                                                3,456,924          12,236,444
                                                              ------------       -------------
    Net increase in members' capital resulting
      from operations                                            1,424,237          12,196,157
                                                              ------------       -------------

 FROM MEMBERS' CAPITAL TRANSACTIONS
    Members' contributions                                      28,853,500          28,461,326
    Members' redemptions due to Repurchase Offers
      (net of redemption fees) (Note 1)                         36,913,012)        (23,285,161)
                                                              ------------       -------------
    Net increase/decrease in members' capital from
      capital transactions                                      (8,059,512)          5,176,165
                                                              ------------       -------------
    Net increase/decrease in members' capital                   (6,635,275)         17,372,322

 CHANGE IN MEMBERS' CAPITAL
    Beginning of Year                                          177,129,283         159,756,961
                                                              ------------       -------------

    End of Year                                               $170,494,008       $ 177,129,283
                                                              ============       =============



--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
 For the Year Ended March 31, 2008


 CASH FLOWS FROM OPERATING ACTIVITIES
 Net increase in members' capital resulting from operations               $    1,424,237

 ADJUSTMENTS TO RECONCILE NET INCREASE IN MEMBERS' CAPITAL
    RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY
      OPERATING ACTIVITIES:
       Net change in unrealized appreciation on investments                   (3,456,924)
       Net realized gain on investments                                       (1,950,418)
       Purchase of Investments                                              (113,465,322)
       Proceeds from sale of Investments                                     114,151,061

    CHANGE IN ASSETS AND LIABILITIES:
       Decrease in receivable for Portfolio Funds sold                         5,044,175
       Decrease in prepaid investments                                         2,000,000
       Increase in prepaid assets                                                 (2,592)
       Increase in interest receivable                                            (5,072)
       Decrease in management fee payable                                         (2,533)
       Decrease in administration fee payable                                     (1,273)
       Decrease in accrued expenses and other liabilities                        (40,827)
                                                                          --------------
         Net cash provided by operating activities                             3,694,512

 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from members' contributions including contributions
       received in advance                                                    33,218,500
     Members' redemptions due to Repurchase Offer
       (net of redemption fees and Members redemptions payable)              (36,913,012)
                                                                          --------------
       Net cash used in financing activities                                  (3,694,512)

 Net change in cash                                                                   --
 CASH AT BEGINNING OF YEAR                                                            --
                                                                          --------------
 CASH AT END OF YEAR                                                      $           --
                                                                          ==============


--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
 March 31, 2008


NOTE 1. ORGANIZATION

BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund"), formerly known as Ivy Multi-Strategy Hedge Fund LLC, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Delaware limited liability company on September 25, 2002 and commenced operations on April 1, 2003.

BNY Investment Advisors (the "Adviser") is a registered investment adviser with the SEC and a division of The Bank of New York, a New York state chartered bank. The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. Ivy Asset Management Corp. ("Ivy"), a direct, wholly-owned subsidiary of BNYCo, and a registered investment adviser with the SEC, has been retained by the Adviser to provide day-to-day investment management services to the Fund, subject to the general supervision of the Adviser pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement").

Effective July 2, 2007, BNYCo merged with Mellon Financial Corporation and the combined entity was named The Bank of New York Mellon Corporation.

The Fund's investment objective is to provide above average capital appreciation with low to moderate volatility of investment returns. The Fund pursues its investment objective by investing primarily in private investment partnerships and other investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") that pursue "Event Driven", "Relative Value", "Equity" and "Credit" investment strategies. In allocating the Fund's assets for investment, Ivy focuses on the selection of Portfolio Managers that have achieved above average investment returns through different market cycles, with additional consideration given to those managers that have achieved good performance during adverse market conditions. Ivy has primary responsibility for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager.

Initial and additional subscriptions for Interests in the Fund are generally accepted as of the first day of each month, unless otherwise determined by the Fund's Board of Managers (the "Board"). Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. A repurchase fee equal to 1% of the value of an Interest repurchased by the Fund will apply if the repurchase occurs less than one year following the date of the Member's initial investment in the Fund. Repurchase fees, if any, will be retained by the Fund and recorded as an increase to members'capital.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION (CONTINUED)

The following is a summary of the Fund's repurchase activity for the fiscal years ended March 31, 2008 and 2007.

 REPURCHASE VALUE       COMMENCEMENT        EXPIRATION DATE         INTEREST      REPURCHASE
       DATE             DATE OF OFFER           OF OFFER            PURCHASED         FEE
-----------------      --------------       ----------------      -------------   ----------
June 30, 2006          May 2, 2006          May 30, 2006            6,094,231           $--
December 31, 2006      October 20, 2006     November 17, 2006      17,192,985         2,055
June 30, 2007          May 2, 2007          June 10, 2007          27,886,306         1,693
December 31, 2007      October 24, 2007     November 21, 2007       9,026,706            --

In general, the Fund will initially pay 95% of the estimated value of the repurchased Interests of Members within one month after the value of the Interests to be repurchased is determined. The remaining amount will be paid out promptly after completion of the Fund's year end audit.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The  preparation  of financial  statements  in  conformity  with U.S.  generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

A. INVESTMENT VALUATION

The Fund values its investments in accordance with the valuation principles set forth and established by the Board. These procedures require that the Fund values its investments in Portfolio Funds at fair value. Fair value of these investments ordinarily will be the value determined as of the end of each fiscal period (as defined in the Fund's registration statement) by the Portfolio Managers of each Portfolio Fund, and will ordinarily be the amount equal to the Fund's pro rata interest in the net assets of such Portfolio Fund. Such valuations are net of management and performance incentive fees or allocations payable to the Portfolio Funds' managers pursuant to the Portfolio Funds' agreements. Because Portfolio Funds provide net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions except on an annual basis, the Fund generally will not be able to determine the fair value of investments or their net asset values other than as of the end of each month and may not be able to verify valuation information provided to the Fund by Portfolio Managers.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

A. INVESTMENT VALUATION (CONTINUED)

Where no value is readily available from a Portfolio Fund or where a value supplied by a Portfolio Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine, in good faith, the fair value of the Portfolio Fund under procedures adopted by the Board and subject to Board supervision. In accordance with the Fund's registration statement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

To the extent that the Fund invests any of its assets through Portfolio Accounts (as defined in the Fund's registration statement), or otherwise owns securities other than interests in Portfolio Funds, the Fund will value US exchange traded securities and securities included in the Nasdaq National Market System at the last composite sales price as reported on the exchanges where such securities are traded. Securities traded on a foreign securities exchange will be valued at the last sales price on the exchange where such securities are primarily traded. Listed option and futures contracts will be valued using last sales prices as reported by the exchange with the highest recorded daily volume for such options or futures contract.

Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

B. INCOME RECOGNITION

Interest income is recorded on the accrual basis. Realized gains and losses from Portfolio Fund withdrawals are recognized on a cost recovery basis.

Net profits or net losses of the Fund for each fiscal period will be allocated among, and credited to or debited against, the capital accounts of Members as of the last day of each fiscal period in accordance with the Members' respective investment percentages as of the beginning of the period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments) and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests (or portions thereof).

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

C. INCOME TAXES

The Fund is classified as a partnership for Federal income tax purposes. Accordingly, no provision for the payment of Federal, state or local income tax has been provided by the Fund. Each Member is individually required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

For the year ended March 31, 2008, in accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, "Audits of Investment Companies," the Fund reclassified $3,983,105 and $1,950,418 from accumulated net investment loss and accumulated net realized gain, respectively, to net capital. This reclassification was to reflect, as an adjustment to net capital, the amounts of taxable income or loss that have been allocated to the Members and had no effect on members' capital.

At March 31, 2008, the cost of investments for Federal Income Tax purposes was estimated to be $171,814,794. Accordingly, accumulated net unrealized appreciation on investments was $2,916,230 consisting of $10,258,766 gross unrealized appreciation and $7,342,536 gross unrealized depreciation.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management has evaluated the implications of FIN 48 and determined that there is no impact in the financial statements for the year ended March 31, 2008.

D. LIMITATION OF MEMBER LIABILITY

Generally, except as provided under applicable law or under the Fund's registration statement, a Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Subject to applicable law, a Member may be obligated to return to the Fund certain amounts distributed to the Member.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

E. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program, subject to the ultimate supervision of and subject to any policies established by the Board of the Fund.

In consideration of services provided by the Adviser, the Fund pays the Adviser a fee, the "Management Fee," computed and paid monthly, at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of every month. The Adviser pays Ivy, pursuant to the Sub-Advisory Agreement, for its services in an amount equal to 50% of the Management Fee received by the Adviser. The fee paid to Ivy is borne by the Adviser, not the Fund.

The Bank of New York (the "Administrator") provides various administration, fund accounting, member accounting, taxation and investor servicing services to the Fund. In consideration of these services, the Fund pays the Administrator a fee, computed and paid quarterly, of an amount equal to 0.25% of the Fund's net assets on an annual basis and reimburses the Administrator for certain out-of-pocket expenses. Pursuant to the administration agreement with the Fund, the Administrator may appoint sub-administrators to provide these services to the Fund.

The Bank of New York (the "Custodian") also serves as the custodian of the Fund's assets. Custodian fees are included in the 0.25% administration fees referred to above.

BNY Hamilton Distributors, Inc. (the "Distributor") (a wholly-owned subsidiary of Foreside Financial Group LLC) acts as the distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered to investors meeting all qualifications for investment in the Fund. These Interests are offered through the Distributor and other brokers, dealers and certain financial institutions that have entered into selling agreements with the Distributor ("Selling Agents").

The Adviser (or one of its affiliates) may pay from its own resources compensation to brokers and dealers of up to 1% of the value of Interests sold by them. In addition, the Adviser (or one of its affiliates) may make ongoing payments to Selling Agents from its own resources in an amount up to 0.90% per annum of the aggregate value of Interest held by Members

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

that are customers of those Selling Agents (less the amount of any investor servicing fees paid to them by the Fund).

The Fund pays a quarterly fee (the "Investor Servicing Fee") to the Distributor to reimburse it for payments made to Selling Agents and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers ("Investor Service Providers"). This fee will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the average monthly aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of each month (before any repurchases of Interests); or (ii) the Distributor's actual payments to the Investor Service Provider.

Each Manager of the Board receives an annual retainer of $10,000 plus a fee for each meeting attended. Effective January 2007, the Chairman of the Board and Audit Committee Chairperson receive an additional $3,000 to the annual retainer. All Managers are reimbursed by the Fund for all reasonable out-of-pocket expenses.

NOTE 4. PORTFOLIO TRANSACTIONS

Aggregate purchases and sales of investments (excluding short-term investments) for the year ended March 31, 2008, amounted to $34,000,000, and $44,481,531, respectively.

NOTE 5. PORTFOLIO FUND INVESTMENTS

The Fund invests in Portfolio Funds, none of which are related parties, that are managed by Portfolio Managers that pursue Event Driven, Relative Value, Equity and Credit investment strategies. Portfolio Funds are investment funds typically organized as limited partnerships that do not publicly offer their securities and are not required to register under the 1940 Act. The typical Portfolio Fund has greater flexibility as to the type of securities it may own, the types of trading strategies it may employ and the amount of leverage it may use.

The investment programs used by the Portfolio Managers may employ a variety of sophisticated investment techniques that include, among others, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures and distressed securities including low-grade bonds and convertible hedging. The Fund's risk of loss in these Portfolio Funds is limited to the value of these investments as reported by the Fund.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 5. PORTFOLIO FUND INVESTMENTS (continued)

The agreements related to Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of net assets and performance incentive fees or allocations of 15%-25% of net profits earned. The Portfolio Funds provide for periodic redemptions. However, with respect to certain Portfolio Funds, there are lock-up provisions of up to three years from the date of the Fund's initial investment and there may be other restrictions on redemption rights that limit the Fund's ability to withdraw capital from the Portfolio Funds. At March 31, 2008, two portfolios, Eminence Partners, LP and Investcorp Interlachen Multi-Strategy Fund LLC had lock-ups extending beyond one year from March 31, 2008. These lock-up periods end on February 28, 2009. Additionally, other liquidity restrictions may apply. Detailed information about the Portfolio Funds is included on the Schedule of Investments.

Some of the Portfolio Funds may hold a portion of their assets in "side pockets," which are sub-funds within the Portfolio Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Portfolio Fund, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket as determined by the Portfolio Fund's investment manager. At March 31, 2008, approximately 1.74% of the Fund's capital was invested in side pockets maintained by the Portfolio Funds.

NOTE 6. BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund, including any borrowings on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by the Fund for investment purposes (a practice known as "leverage") involve certain risks. Any such borrowings by the Fund are made solely for Portfolio Accounts and are not principal investment strategies of the Fund. There were no borrowings by the Fund during the year ended March 31, 2008.

Portfolio Funds that are not registered investment companies are not subject to the 300% asset coverage requirement referred to above.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 7. FINANCIAL HIGHLIGHTS

The following represents the ratios to average Members' capital and other supplemental information for each year:

                                                                                               April 1, 2003 (a)
                           Year Ended         Year Ended        Year Ended       Year Ended        through
                         March 31, 2008     March 31, 2007    March 31, 2006   March 31, 2005   March 31, 2004
                        -----------------   --------------    --------------   --------------   --------------
Net assets, end of
  period (000)              $ 170,494         $ 177,129         $ 159,757        $ 130,861        $  89,246
Ratio of net investment
  loss to average
  Members' capital             (2.29)%           (2.32)%           (2.50)%          (2.59)%          (2.75)%
Ratio of expenses to
  average Members'
  capital(b)                    2.56%             2.48%             2.57%            2.60%           2.76%(d)
Total Return                    0.56%             7.22%            13.51%(c)         5.10%           8.38%
Portfolio turnover rate           21%               26%               26%              25%             19%

--------------------------------------------------------------------------------
(a)  Commencement of operations.

(b) Ratios do not reflect the Fund's proportionate share of the income, expenses and performance fees of the Portfolio Funds.

(c) For the fiscal year ended March 31, 2006, 0.10% of the Fund's total return consists of a payment by an Affiliate. Excluding this item, the total return would have been 13.41% (see Note 3).

(d) Ratio of expenses to average Members' capital excluding organization expenses is 2.56%.

Net investment loss ratio, expenses to average Member's capital ratio and total return are calculated for the Members as a whole. An individual Member's return may vary from this return based on the timing of capital transactions.

NOTE 8. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 9. LINE OF CREDIT

The Fund maintains a line of credit of $30,000,000 with Deutsche Bank in order to secure a source of funds for temporary purposes to meet unanticipated or excessive Member redemption requests. The fund pays a structuring fee, at an annual rate of 0.05% of the credit line's notional amount, regardless of usage, to Deutsche Bank. There were no borrowings on the line of credit during the year ended March 31, 2008.

NOTE 10. SUBSEQUENT EVENTS

From April 1, 2008 through May 20, 2008, the Fund received additional contributions from Members of $7,805,000.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 REPORT OF INDEPENDENT REGISTERED
 PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Members and Board of Managers of
BNY/Ivy Multi-Strategy Hedge Fund LLC

We have audited the accompanying statement of assets, liabilities and members' capital of BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund"), including the schedule of investments, as of March 31, 2008, and the related statements of operations and cash flows for the year then ended, and the statements of changes in members' capital for each of the two years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2008, by correspondence with the custodian and management of the portfolio funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BNY/Ivy Multi-Strategy Hedge Fund LLC at March 31, 2008, the results of its operations and its cash flows for the year then ended, and the changes in members' capital for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP



New York, New York
May 30, 2008

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 MANAGERS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The managers and executive officers of the BNY/Ivy Multi-Strategy Hedge Fund and their principal occupations during the past five years are:

                                                  Principal Occupations
Manager                  Position                 During Past Five Years
-------                  --------                 ----------------------
Carla Diane Hunter       Manager                  Chief Operating Officer, Weizmann Global Endowment
Age 53                                            Management Trust, since October 2002; Director of
                                                  Investments and Treasury, Museum of Modern Art,
                                                  New York City, from April 1997 to September 2002.

Arthur Williams III      Manager                  President and Chief Investment Officer, Pine Grove
Age 66                                            Associates, Inc., since 1994.

Rodney S. Yanker         Manager                  Co-founder and Senior Partner, Alternative Asset
Age 48                                            Managers, L.P. since June 2004; Founder and Managing
                                                  Director, Affiliated Alternative Managers, LLC, from
                                                  January 1996 to May 2004.

Newton P.S. Merrill*     Manager                  Retired; Senior Executive Vice President, The Bank of
Age 68                                            New York, from April 1994 to May 2003.

Robert M. Bowen          Manager                  Retired; formerly Executive Vice President, Callan
Age 70                                            Associates, 1993-2001.

Robert J. Dwyer          Manager                  Retired; Advisory Director of Morgan Stanley & Co.
Age 64                                            and President of Dwyer Family Foundation; formerly
                                                  Executive Vice President of Morgan Stanley Dean Witter.

Joseph Murphy**          President and            Managing Director, The Bank of New York, since
Age 44                   Principal Executive      April 2001.
                         Officer

Guy Nordahl              Treasurer and            Vice President, The Bank of New York, since
Age 42                   Principal Financial      November 1999.
                         Officer

Ellen Kaltman            Chief Compliance         Managing Director, Compliance, The Bank of
Age 59                   Officer                  New York, 1999 to Present.


--------------------------------------------------------------------------------
 * Interested Manager.

** Effective May 23, 2007, Joseph Murphy was elected to serve as the President and Principal Executive Officer to the Fund. Prior to that date, those positions were held by Steven Pisarkiewicz.

A description of the Fund's proxy voting policies and procedures is available, without charge and upon request, by calling the BNY/Ivy Multi-Strategy Hedge Fund LLC Services Division at (877) 470-9122 or accessing the Securities and Exchange Commission's ("Commission") website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling the BNY/Ivy Multi-Strategy Hedge Fund LLC Services Division at (877) 470-9122; or (ii) accessing the Fund's Form N-PX on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The Fund is available to investors who have a personal net worth (or joint net worth with their spouse) of more than $1.5 million or that meet certain other qualification requirements. Interests in the Fund are not transferable; however liquidity may be available through repurchase offers made at the discretion of the Board of Managers of the Fund.

FOR MORE COMPLETE INFORMATION INCLUDING CHARGES, EXPENSES AND ONGOING FEES, PLEASE CALL 1.877.470.9122 TO RECEIVE A PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION ("SAI"). READ THE PROSPECTUS AND SAI CAREFULLY BEFORE INVESTING OR SENDING MONEY.

As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objectives. The prospectus contains a more complete description of the risks associated with the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Fund's prospectus.

The Fund is distributed by BNY Hamilton Funds Distributors, Inc., which is not affiliated with The Bank of New York. The Bank of New York, as adviser, and Ivy Asset Management Corp., as investment manager, both receive compensation for providing advisory and other services to the Fund.

--------------------------------------------------------------------------------
 NOT FDIC, STATE OR               MAY LOSE             NO BANK, STATE OR
 FEDERAL AGENCY INSURED           VALUE                FEDERAL AGENCY GUARANTEE
--------------------------------------------------------------------------------

                                   |
                                   | ASSET
                               IVY | MANAGEMENT
                                   | CORP.


IMS -3-08

ITEM 2. CODE OF ETHICS.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This Code is filed as an exhibit to this report on Form N-CSR under item 11(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Managers has determined that Audit Committee Chairperson, Carla D. Hunter, qualifies as an audit committee financial expert ("ACFE"), as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Managers in the absence of such designation or identification. Ms. Hunter is independent as defined in Form N-CSR Item 3(a)(12).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

                                  2008: $65,625
                                  2007: $80,000

(b) AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this item were as follows:

                                    2008: $0
                                    2007: $0

(c)    TAX FEES. The aggregate fees billed in each of the  last two fiscal years
for  professional   services  rendered  by  the  principal  accountant  for  tax compliance, tax advice and tax planning are as follows:

                                    2008: $0
                                    2007: $0

(d) ALL OTHER FEES. The aggregate fees billed for the last two years for products and services provided by the principle accountant, other than the services reported above in Items 4(a) through (c) were as follows:

           SAS 70 Mutual Fund
              Accounting &                             SAS 70 Trust Custody &
             Administration                             Securities Lending
        --------------------------                   -------------------------
        2008:  $0                                    2008:  $0
        2007:  $945,000                              2007:  $880,000


(e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Per Rule 2-01(c)(7)(A), the Audit committee pre-approves all of the Audit Fees of the Registrant. The audit-related fees related to the SAS 70 Reports which were performed by Ernst & Young LLP were pre-approved at the Bank's Audit Committee meeting.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Carla D. Hunter, Arthur Williams III, Rodney S. Yanker, Robert M. Bowen and Robert J. Dwyer.

ITEM 6. SCHEDULE OF INVESTMENTS.

The  schedule is included  as a part of the report to  shareholders  filed under
Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated the voting of proxies relating to its voting securities to the Ivy Asset Management Corp., its sub-advisor, pursuant to the proxy voting procedures of the Advisor. The Advisor's Proxy Voting Policies and Procedures are included as an exhibit hereto.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Farzine Hachemian is Director, Investments and serves in the Portfolio Management group. Mr. Hachemian is also a member of Ivy's Investment Committee. In addition to having portfolio management responsibilities, Mr. Hachemian will work closely with the Investment Committee in its oversight of manager allocations and portfolio strategy. Prior to joining Ivy in May 2007, Mr. Hachemian was a Founder and Managing Partner of Celestar Capital Advisors, an alternative asset management firm that provides hedge fund manager research, asset allocation and risk management services to institutional investors. Prior to Celestar, Mr. Hachemian held key roles with several companies in the AXA Group in New York and Paris, most recently as President of AXA Alternative Advisors, where he was co-Chief Investment Officer of the group's hedge fund of fund products, with responsibility for tactical and strategic asset allocation as well as manager research. At that time, Mr. Hachemian also served as a member of the AXA Assurance investment committee and AXA Investment Managers new product committee. Prior to this role, Mr. Hachemian served in the Treasury Department of AXA Group, where he was at various times responsible for public and private debt financing, foreign exchange trading, project finance transactions and real estate portfolios. Mr. Hachemian earned a business degree from Universite Paris XII, and a Master's Degree in Management from Universite Paris I Pantheon Sorbonne.

Mr. Hachemian also manages other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of the most recent practicable date: (i) the number of other registered investment companies, pooled investment vehicles (unregistered) and other accounts managed by Mr. Hachemian; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

                                                                   Pooled Investment
                                        Registered Investment      Vehicles Managed           Other Accounts Managed
                                        Companies Managed by       by Fund's Portfolio        by Fund's Portfolio
                                        Fund's Portfolio Manager   Manager                    Manager

                                                      Total                     Total                      Total
                                                      Assets (in                Assets (in                 Assets (in
Name of Fund's Portfolio Manager        Number        millions)    Number       millions)     Number       millions)

Farzine Hachemian                       0             $0           0            $0            5            $1,645

                 Registered Investment Companies      Pooled Investment Vehicles          Other Accounts Managed
                 Managed by Fund's Portfolio          Managed by Fund's Portfolio         by Fund's Portfolio
                 Manager                              Manager                             Manager

                                                                        Total Assets                       Total Assets
Name                              Total Assets with                     with                               with
of Fund's        Number with      Performance-        Number with       Performance-      Number with      Performance-
Portfolio        Performance-     Based Fees          Performance-      Based Fees        Performance-     Based Fees
Manager          Based Fees       (in millions)       Based Fees        (in millions)     Based Fees       (in millions)

Farzine
Hachemian        0                $0                  0                 $0                3                $1,293


POTENTIAL CONFLICTS OF INTEREST

Mr. Hachemian may manage other accounts with investment strategies similar to the Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by Ivy may vary among these accounts and Mr. Hachemian may personally invest in these accounts. These factors could create conflicts of interest because Mr. Hachemian may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if Mr. Hachemian identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, Mr. Hachemian may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Ivy believes that these risks are mitigated by the fact that accounts with like investment strategies managed by Mr. Hachemian are generally managed in a similar fashion and Ivy has a policy that seeks to allocate opportunities on a fair and equitable basis.

FUND'S PORTFOLIO MANAGER COMPENSATION

Mr. Hachemian is compensated for his services by Ivy. His compensation consists of a fixed salary, an annual bonus, a retirement plan and standard various other compensation related benefits. His salary and annual bonus are based on a variety of factors, including, without limitation, the financial performance of Ivy, the general performance of the portfolios which he manages (generally measured against the performance of other comparable accounts), execution of managerial responsibilities, client interactions and teamwork support.

SECURITIES OWNERSHIP

As of March 31, 2008, Mr. Hachemian did not beneficially own an Interest in the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Managers that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

a) Based on their evaluation on June 6, 2008, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund") believe that there were no significant deficiencies in the design or operation of the internal controls of the Fund or BNY Investment Advisors (the "Adviser"), the investment adviser, Ivy Asset Management Corp. ("Ivy"), the investment manager and The Bank of New York (the "Administrator"), administrator of the Fund, or BNY Hamilton Distributors, a subsidiary of Foreside Financial Group LLC ("Foreside") which acts as distributor for the Fund, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Fund, or Adviser, or Ivy, or Foreside on behalf of the Fund, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Fund have identified no material weaknesses in such internal controls on behalf of the Fund. There was no fraud, whether or not material, involving officers or employees of BNY, Foreside, or the Fund who have a significant role in the Fund's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of the Adviser or the officers of the Fund, including its President and Treasurer.

b) There were no significant changes in the Fund and the Adviser's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Fund or in other factors with respect to the Fund that could have significantly affected the Fund's or the Adviser's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Fund or the Adviser during such period.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)     Proxy Voting Policies and Procedures

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BNY/Ivy Multi-Strategy Hedge Fund LLC
             -------------------------------------

By:   /s/ JOSEPH MURPHY
    -----------------------

Name:    Joseph Murphy

Title:   President

Date:    June 6, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ JOSEPH MURPHY
    -----------------------

Name:    Joseph Murphy

Title:   President

Date:    June 6, 2008


By:   /s/ GUY NORDAHL
    -----------------------

Name:    Guy Nordahl

Title:   Treasurer

Date:    June 6, 2008